October 11, 2017

PIA HIGH YIELD FUND
A series of Advisors Series Trust

Class A
Institutional Class

Supplement to the Summary Prospectus, Prospectus and Statement of Additional
Information (“SAI”), each dated March 30, 2017

Effective October 22, 2017, Mr. Robert Sydow, Mr. Kevin Buckle and Mr. James Lisko will no longer serve as portfolio managers to the PIA High Yield Fund (the “Fund”).  Hereafter, please disregard all references to Mr. Sydow, Mr. Buckle and Mr. Lisko in the Fund’s Prospectus and SAI.  Mr. Lloyd McAdams will continue to manage the Fund and will continue in the role of co-portfolio manager.

Also effective October 22, 2017, Mr. Michael Y. Yean will be added as a co-portfolio manager to the Fund.  Accordingly, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

●	Accordingly, the “Portfolio Managers” sub-section of the Summary Prospectus on page 5 and in the Prospectus on page 5 is hereby deleted and replaced with the following:

“Portfolio Managers:  Mr. Lloyd McAdams, President and Chief Investment Officer and Mr. Michael Yean, Vice President and Credit Analyst are co-portfolio managers, and together they are primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. McAdams has co-managed the Fund since November 2013 and Mr. Yean has co-managed the Fund since October 2017.”

●	Additionally, the “Portfolio Managers” sub-section on page 12 of the Prospectus is hereby deleted and replaced with the following:

“The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio.  Each portfolio manager has individual discretion to buy and sell securities within their defined sectors of responsibility.

Lloyd McAdams, CFA, CEBS
Mr. McAdams has been the Chief Investment Officer of the Adviser since its formation, and currently serves as President.  Mr. McAdams served as Chairman of the Board of the Adviser from its formation until November 2014.  From 1996 to December 2004, Mr. McAdams also served as the Chairman and CEO of the Adviser’s Mutual Funds.  Mr. McAdams is also the Chairman and CEO of Anworth Mortgage Asset Corp., a publicly-traded company which manages a portfolio of mortgage securities for its shareholders.  Mr. McAdams is also Chairman of Syndicated Capital, Inc., the former distributor of the PIA Mutual Funds.  He is a Chartered Financial Analyst and a Certified Employee Benefit Specialist, and he has a B.S. in Statistics from Stanford University and an M.B.A. from the University of Tennessee.

Michael Yean, Vice President, Credit Research Analyst, Portfolio Manager
Mr. Yean is a Vice President and Credit Research Analyst of the Adviser. Mr. Yean is also responsible for the management of the firm’s convertible bond strategy and core plus sectors.  In 1998, Mr. Yean joined PIA as a Portfolio Manager and Research Analyst for the PIA Small-Cap Fund and PIA Mid-Cap Equity Portfolios.  In 2002, Mr. Yean transitioned to fixed income credit analyst as the Bond Department restructured toward greater emphasis in credit research.  Prior to joining PIA, Mr. Yean served in the Consulting Department of Merrill Lynch and the Investment Department of M.J. Segal & Company.  He earned a Bachelor of Arts degree in Economics at University of California at Los Angeles.”

●	Additionally, the “Portfolio Managers” section on page B-39 of the SAI is hereby deleted and replaced with the following:

PORTFOLIO MANAGERS

“Mr. Lloyd McAdams and Mr. Michael Yean serve as co-portfolio managers of the Fund.  The portfolio managers are responsible for the day-to-day management of the Fund’s portfolio.  The following tables show the number of other accounts managed (not including the Fund) and the total assets in the accounts managed within various categories as of November 30, 2016 for Mr. McAdams and as of September 30, 2017 for Mr. Yean.

Lloyd McAdams

			With Management Fee Based on Performance
Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Michael Y. Yean

			With Management Fee Based on Performance
Type of Accounts	Number of Accounts (excluding the Fund)	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	1	$3,928,756	0	$0

Material Conflict of Interest.  No material strategy conflicts currently exist.  When the same securities are being bought or sold on the same day by the portfolio managers, the portfolio managers allocate the transactions on a pro rata basis as long as it is in the best interests of the clients.  Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will proceed in a manner that the Fund will not be treated materially less favorably.  There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by each portfolio management team.  In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation.  The portfolio managers’ total compensation includes a base salary, bonus, employee benefits, a 401(k) plan with matching contributions, and a share of management fees earned from the Fund.  The general year-end bonus represents a subjective calculation of an individual’s contribution to the portfolio management group’s success.  Mr. McAdams receives compensation from his position at Anworth Management, LLC as Chairman, President and Chief Executive Officer.  With respect to management of other accounts, the portfolio managers also receive a salary plus a share of management fees earned from the accounts.  With respect to the management of other pooled investment vehicles, the portfolio managers receive a share of profits from the management fee charged to the vehicle, which includes a performance fee earned on excess returns above a threshold internal rate of return to investors.

Securities Owned in the Fund by Portfolio Managers.  As of the date of this SAI, the portfolio managers did not beneficially own any shares of the Fund’s Class A shares as it had not commenced operations.  As of November 30, 2016, Mr. McAdams beneficially owned over $1,000,000 of the Fund’s Institutional Class.  As of September 30, 2017, Mr. Yean did not beneficially own any shares of the Fund.”

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Please retain this Supplement with the Prospectus and SAI.